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                                                                    Exhibit 23.1

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 3, 1999 (except for paragraphs 9 to 12 of Note 9, as to which the date is February 24, 1999), in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-80411) and related Prospectus of ITXC Corp. dated August 11, 1999.



                                              /s/ Ernst & Young LLP


Metropark, New Jersey
August 10, 1999